                                                                   EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The unaudited pro forma condensed combined financial information as of December 31, 1995 and for the year ended December 31, 1995 are set forth on the following pages. The pro forma information has been prepared utilizing the historical financial statements of ENVOY, NEIC, and Teleclaims, Inc. The pro forma financial information gives pro forma effect to the NEIC and the Teleclaims acquisitions as if they had occurred on December 31, 1995 for balance sheet purposes and as of January 1, 1995 for purposes of the pro forma statement of operations. In addition, the pro forma condensed combined statement of operations for the year ended December 31, 1995 reflects the effects of (1) ENVOY's equity investment (made in January 1995) in EMC, as if the investment was made as of January 1, 1995; and (2) NEIC's acquisition of Medical Electronic Data Exchange, Inc. and Medical Electronic Data Index, Inc. (referred to herein collectively as "Synaptek"), a medical claims clearinghouse and electronic data transfer business completed in July 1995, as if such acquisition was made by ENVOY as of January 1, 1995.

The NEIC and Teleclaims acquisitions will be accounted for under the purchase method of accounting and the pro forma financial information has been prepared on such basis of accounting utilizing estimates and assumptions as set forth below and in the notes thereto. The pro forma financial information is presented for informational purposes and is not necessarily indicative of the future financial position or results of operations of the combined companies, or of the financial position or the results of operations of the combined companies that would have actually occurred had the acquisitions been consummated on such date or as of the periods described above. The purchase price allocations reflected in the pro forma financial information have been based on preliminary estimates of the respective fair value of assets and liabilities which may differ from the actual allocations, and are subject to revision based on further studies and valuations. The unaudited pro forma condensed combined statements of operations, which include results of operations as if the acquisitions had been consummated, do not reflect the effects of potential cost savings and operating synergies anticipated to result from the acquisitions. Certain amounts in the historical financial statements of NEIC, Synaptek, and Teleclaims have been classified to conform to the financial presentation of ENVOY.

             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 1995


                                                                                                                SUBTOTAL
                                                          HISTORICAL         HISTORICAL         PRO FORMA       PRO FORMA
                                                            ENVOY            TELECLAIMS        ADJUSTMENTS      TELE/ENV
                                                          ---------------------------------------------------------------
                                                                         (Unaudited) (Dollars in Thousands)
              ASSETS
              Current assets:
                Cash and cash equivalents                 $     222           $      _       $       _       $      222


                Short-term investments                        5,103                  _               _            5,103
                Accounts receivable--net                      7,610                192               _            7,802
                Inventories                                   2,092                  _               _            2,092
                Deferred income taxes                           300                  _               _              300
                Other current assets                            465                 18               _              483
                                                          -------------------------------------------------------------
              Total current assets                           15,792                210               _           16,002

              Purchased research and development                  _                  _  (m)        700                _
                                                                                        (m)       (700)
              Property and equipment:
                Equipment                                    16,474                721               _           17,195
                Furniture and fixtures                          704                 45               _              749
                Leasehold improvements                          904                  6               _              910
                                                          -------------------------------------------------------------
                                                             18,082                772               _           18,854
                Less accumulated depreciation                (5,314)              (516)              _           (5,830)
                                                          -------------------------------------------------------------
                                                             12,768                256               _           13,024

              Other assets                                    1,590                279               _            1,869
              Deferred loan costs                                 _                  _               _                _
              Intangibles                                         _                329  (f)       (329)             300
                                                                                        (j)        300
              Goodwill                                            _                     (k)       (198)             182
                                                                                        (l)        380
                                                          -------------------------------------------------------------
              Total assets                                $  30,150           $  1,074       $     153       $   31,377
                                                          =============================================================

              LIABILITIES AND SHAREHOLDERS' EQUITY
              Current liabilities:
                Accounts payable                          $     388           $     18       $       _       $      406
                Accrued salaries and other current
                liabilities                                   4,127                 29               _            4,156
                Due to affiliates--loan--current                  _                  _               _                _
                Current portion of capital lease                  _                  _               _                _
              obligation
                Preferred redeemable stock                        _                  _               _                _
                                                          -------------------------------------------------------------
              Total current liabilities                       4,515                 47               _            4,562

              Senior bank debt                                    _                  _               _                _

              Long-term debt                                 10,000                  _               _           10,000

              Other liabilities                                   _                  _               _                _

              Deferred income taxes                             300                  _  (l)        380              414
                                                                                        (m)       (266)
                                                          -------------------------------------------------------------
              Total liabilities                              14,815                 47             114           14,976

              Shareholders' equity:
                Series B convertible preferred stock              _                  _               _                _
                Common stock                                      _                  _               _                _
                                                             11,289                  _  (a)      1,500           12,789
                Additional paid-in capital                    7,155              2,655  (a)     (2,655)           7,155
                Retained (deficit) earnings                  (3,109)            (1,628) (a)      1,628           (3,543)
                                                                                        (m)        266
                                                                                        (m)       (700)
                                                          -------------------------------------------------------------
              Total shareholders' equity                     15,335              1,027              39           16,401
                                                          -------------------------------------------------------------
              Total liabilities and shareholders' equity  $  30,150           $  1,074       $     153       $   31,377
                                                          =============================================================

                                                                               SUBTOTAL
                                                             HISTORICAL        PRO FORMA        PRO FORMA      PRO FORMA
                                                               NEIC            COMBINED         ADJUSTMENTS     COMBINED
                                                             -----------------------------------------------------------
                                                                          (Unaudited) (Dollars in Thousands)
              ASSETS
              Current assets:
                Cash and cash equivalents                    $   4,681       $   4,903  (b)    $   86,150    $   4,253
                                                                                        (d)       (86,150)
                                                                                        (e)          (650)
                Short-term investments                           4,409           9,512                           9,512
                Accounts receivable--net                         6,188          13,990                  _       13,990
                Inventories                                          _           2,092                  _        2,092
                Deferred income taxes                            4,620           4,920                  _        4,920
                Other current assets                               144             627                  _          627
                                                             ---------------------------------------------------------
              Total current assets                              20,042          36,044               (650)      35,394

              Purchased research and development                     _               _  (m)        30,000            _
                                                                                        (m)       (30,000)
              Property and equipment:
                Equipment                                        4,822          22,017  (e)          (806)      21,211
                Furniture and fixtures                           2,312           3,061                  _        3,061
                Leasehold improvements                             809           1,719                  _        1,719
                                                             ---------------------------------------------------------
                                                                 7,943          26,797               (806)      25,991
                Less accumulated depreciation                   (4,137)         (9,967)                 _       (9,967)
                                                             ---------------------------------------------------------
                                                                 3,806          16,830               (806)      16,024

              Other assets                                           _           1,869                  _        1,869
              Deferred loan costs                                    _               _  (i)         1,200        1,200
              Intangibles                                            _             300  (j)        19,600       19,900

              Goodwill                                           3,892           4,074  (f)        (3,892)      46,377
                                                                                        (k)        27,653
                                                                                        (l)        18,542
                                                             ---------------------------------------------------------
              Total assets                                   $  27,740       $  59,117         $   61,647    $ 120,764
                                                             =========================================================

              LIABILITIES AND SHAREHOLDERS' EQUITY
              Current liabilities:
                Accounts payable                             $   5,635       $   6,041  (h)    $    5,950    $  11,991
                Accrued salaries and other current
                liabilities                                         31           4,187                  _        4,187
                Due to affiliates--loan--current                 2,385           2,385                  _        2,385
                Current portion of capital lease                   174             174                  _          174
              obligation
                Preferred redeemable stock                           _               _  (c)         2,200        2,200
                                                          -------------------------------------------------------------
             Total current liabilities                           8,225          12,787              8,150       20,937

              Senior bank debt                                       _               _  (b)        41,050       41,050

              Long-term debt                                         _          10,000                  _       10,000

              Other liabilities                                    383             383                  _          383

              Deferred income taxes                             (2,063)         (1,649) (l)        18,542        5,493
                                                                                        (m)       (11,400)
                                                          -------------------------------------------------------------
              Total liabilities                                  6,545          21,521             56,342       77,863

              Shareholders' equity:
                Series B convertible preferred stock                 _               _  (b)        40,100       40,100
                Common stock                                         _               _  (b)         5,000            _
                                                                   339          13,128  (g)          (339)      17,789
                Additional paid-in capital                      36,982          44,137  (g)       (36,982)       7,155
                Retained (deficit) earnings                    (16,126)        (19,669) (g)        16,126      (22,143)
                                                                                        (m)        11,400
                                                                                        (m)       (30,000)
                                                          -------------------------------------------------------------
              Total shareholders' equity                        21,195          37,596              5,305       42,901
                                                             ---------------------------------------------------------
              Total liabilities and shareholders' equity     $  27,740       $  59,117         $   61,647    $ 120,764
                                                             =========================================================






See accompanying notes to unaudited pro forma condensed combined financial information.

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                                                                SUBTOTAL
                                                              HISTORICAL       HISTORICAL       PRO FORMA      PRO FORMA
                                                                ENVOY          TELECLAIMS      ADJUSTMENTS     TELE/ENV
                                                             -----------------------------------------------------------
                                                                            (Unaudited) (Dollars in Thousands)
              Revenues                                       $ 25,205            $  903        $      _      $  26,108

              Operating costs and expenses:
                Cost of revenues                               15,435               818               _         16,253
                Selling, general and administrative             8,243               671               _          8,914
                Depreciation and amortization                   2,468               172  (n)         61          2,734
                                                                                         (s)         33

                                                             ---------------------------------------------------------
              Operating income (loss)                            (941)             (758)            (94)        (1,793)

              Other income (expense):
                Interest income                                   380                31               _            411
                Interest expense                                 (513)                _               _           (513)

                FDC Management Services fee                       850                 _               _            850
                                                             ---------------------------------------------------------
                                                                  717                31               _            748
                                                             ---------------------------------------------------------
              Income (loss) from continuing operations
                before income taxes and loss in investee         (224)             (727)            (94)        (1,045)

              Income taxes                                          _                 _               _              _

              Loss in investee                                 (1,776)                _               _         (1,776)
                                                             ---------------------------------------------------------
              Income (loss) from continuing operations       $ (2,000)           $ (727)       $    (94)     $  (2,821)
                                                             =========================================================

              Loss per common share from continuing
                operations                                   $  (0.18)
                                                             ========
              Weighted average common shares outstanding       11,241                    (o)         73
                                                             ========




                                                                                                HISTORICAL
                                                                                              FINANCIAL DATA      HISTORICAL
                                                                HISTORICAL       SUBTOTAL        SYNAPTEK        FINANCIAL DATA
                                                                   NEIC          PRO FORMA     JAN-JULY '95(p)   EMC-JAN.- '95
                                                               ----------------------------------------------------------------
                                                                              (Unaudited) (Dollars in Thousands)
              Revenues                                         $   37,444     $   63,552           $  1,187       $        _

              Operating costs and expenses:
                Cost of revenues                                   14,757         31,010                519                _
                Selling, general and administrative                14,129         23,043                624                _
                Depreciation and amortization                       1,221          3,955                 70                _


                                                               -------------------------------------------------------------
              Operating income (loss)                               7,337          5,544                (26)               _

              Other income (expense):
                Interest income                                       325            736                  _                _
                Interest expense                                     (179)          (692)               (22)               _

                FDC Management Services fee                             _            850                  _                _
                                                               -------------------------------------------------------------
                                                                      146            894                (22)               _
                                                               -------------------------------------------------------------
              Income (loss) from continuing operations
                before income taxes and loss in investee            7,483          6,438                (48)               _

              Income taxes                                         (2,881)        (2,881)                 _                _

              Loss in investee                                          _         (1,776)                 _  (q)         (24)
                                                               -------------------------------------------------------------
              Income (loss) from continuing operations         $    4,602     $    1,781           $    (48)      $      (24)
                                                               =============================================================

              Loss per common share from continuing
                operations

              Weighted average common shares outstanding





                                                                     SUBTOTAL
                                                                     PRO FORMA             PRO FORMA     PRO FORMA
                                                                     COMBINED             ADJUSTMENTS     COMBINED
                                                                     ---------------------------------------------
                                                                          (Unaudited) (Dollars in Thousands)
              Revenues                                               $ 64,739            $        _     $   64,739

              Operating costs and expenses:
                Cost of revenues                                       31,529                     _         31,529
                Selling, general and administrative                    23,667                     _         23,667
                Depreciation and amortization                           4,025  (r)            4,600         23,996
                                                                               (n)           15,398
                                                                               (t)              (27)
                                                                     ---------------------------------------------
              Operating income (loss)                                   5,518               (19,971)       (14,453)

              Other income (expense):
                Interest income                                           736                     _            736
                Interest expense                                         (714) (u)             (240)        (4,649)
                                                                               (v)           (3,695)
                FDC Management Services fee                               850                     _            850
                                                                     ---------------------------------------------
                                                                          872                (3,935)        (3,063)
                                                                     ---------------------------------------------
              Income (loss) from continuing operations
                before income taxes and loss in investee                6,390               (23,906)       (17,516)

              Income taxes                                             (2,881) (w)            2,881              _

              Loss in investee                                         (1,800)                    _         (1,800)
                                                                     ---------------------------------------------
              Income (loss) from continuing operations               $  1,709            $  (21,025)    $  (19,316)
                                                                     =============================================

              Loss per common share from continuing
                operations                                                                              $    (1.66)
                                                                                                        ==========
              Weighted average common shares outstanding                       (x)              333         11,647
                                                                                                        ==========







See accompanying notes to unaudited pro forma condensed combined financial information.

                    Notes to Unaudited Pro Forma Condensed
                        Combined Financial Information



On November 30, 1995, ENVOY Corporation ("ENVOY") entered into an agreement and plan of merger (the "merger agreement") with NEIC. The merger was approved by the shareholders on March 6, 1996 and closed immediately thereafter. In the merger, each share of outstanding NEIC common stock was converted into the right to receive $2,606.94 cash, for an aggregate consideration of $86,150,000. An additional 840 shares of NEIC cumulative redeemable preferred stock will remain outstanding and may be redeemed by or put at any time on and after August 1, 1996 at a redemption price of $2,606.94 per share, or an aggregate of $2,200,000.

The cash purchase price was funded by cash proceeds from equity investments in ENVOY and conventional debt financing. An aggregate of 3,730,233 shares of Series B convertible preferred stock were sold for a total consideration of $40,100,000, or $10.75 per Series B preferred stock. Each share of the Series B preferred stock is convertible into one share of ENVOY common stock. ENVOY has bank financing of $50,000,000, consisting of a $25,000,000 term loan and a $25,000,000 revolving credit facility. Additionally, ENVOY sold 333,333 shares of ENVOY common stock for an aggregate purchase price of $5,000,000.

The financing for the NEIC acquisition is assumed to be as follows (in thousands):

                      Proceeds of Series B convertible preferred stock             $       40,100
                      Proceeds of common stock                                              5,000
                      Bank financing                                                       41,050
                                                                                   --------------
                      Total                                                        $       86,150
                                                                                   ==============

The merger is accounted for under the purchase method of accounting applying the provisions of Accounting Principles Board Opinion No. 16 ("APB 16"). Pursuant to the requirements of APB 16, the aggregate purchase price, based on appraised fair values, will be allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair value at the date of the acquisition. The estimated aggregate purchase price to be allocated to the assets acquired and liabilities assumed consists of (in thousands):

                      Cash paid for NEIC stock                                     $       86,150
                      Preferred stock fair value                                            2,200
                      Estimated transaction and acquisition costs                           5,950
                                                                                   --------------
                      Total                                                        $       94,300
                                                                                   ==============

                    Notes to Unaudited Pro Forma Condensed
                        Combined Financial Information (continued)



The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows (in thousands):

                      Current assets                                               $     14,772
                      Property and equipment                                              3,000
                      Deferred tax asset                                                  6,683
                      Deferred loan costs                                                 1,200
                      Liabilities assumed                                                (8,608)
                      Identifiable intangibles                                           19,600
                      In-process technology                                              30,000
                      Unallocated excess purchase price over net
                         assets acquired (goodwill)                                      46,195
                      Estimated tax effect of temporary differences
                         related to all assets and liabilities, excluding
                         goodwill ($27,653)                                             (18,542)
                                                                                   ------------
                                                                                   $     94,300
                                                                                   ============

The allocation is based on management's preliminary estimates. The actual allocations will be based on further studies and valuations and may change during the allocation period.

                    Notes to Unaudited Pro Forma Condensed
                  Combined Financial Information (continued)


PRO FORMA BALANCE SHEET ADJUSTMENTS

(a) Also, on March 1, 1996, ENVOY acquired Teleclaims, Inc., an Alabama corporation, in exchange for 73,242 shares of common stock for a purchase price of approximately $1,500,000. The acquisition is accounted for under the purchase method of accounting applying the provisions of APB No. 16. The allocation is based on preliminary estimates. The actual allocations will be based on further studies and valuations and may change during the allocation period. The allocation of the purchase price for purposes of the pro forma financial information is as follows (in thousands):

                      Current assets                                               $        210
                      Property and equipment                                                256
                      Other assets                                                          279
                      Liabilities assumed                                                   (47)
                      Identifiable intangibles                                              300
                      In-process technology                                                 700
                      Estimated tax effect of temporary differences
                        related to all assets and liabilities, excluding
                        goodwill ($198)                                                    (380)
                      Unallocated excess purchase price over net
                        assets acquired (goodwill)                                          182
                                                                                   ------------
                                                                                   $      1,500
                                                                                   ============

       Also records elimination of Teleclaims' stockholders' equity of $1,027,000.

(b) Records cash proceeds and debt and equity anticipated to be issued in the NEIC merger as follows (in thousands):

       Bank financing                                                                     $    41,050
       Issuance of Series B convertible preferred stock                                        40,100
       Issuance of common stock                                                                 5,000
                                                                                          -----------
          Cash proceeds                                                                   $    86,150
                                                                                          ===========

(c) Records fair value of NEIC preferred stock that may be redeemed or put at a redemption price of an aggregate of $2,200,000. No dividend is attributable to preferred stock.

(d)    Records cash paid to NEIC shareholders as part of the purchase price.

                    Notes to Unaudited Pro Forma Condensed
                  Combined Financial Information (continued)


PRO FORMA BALANCE SHEET ADJUSTMENTS (CONTINUED)

(e) Records estimated assumed write-down of $806,000 of NEIC property and equipment to fair value and records settlement of cash awards of $650,000 to be paid by NEIC prior to the merger.

(f) Records elimination of goodwill of NEIC and elimination of intangible assets of Teleclaims.

(g)    Records elimination of NEIC stockholders' equity.

(h) Records the estimated transaction and acquisition costs associated with the NEIC acquisition.

(i) Records estimated deferred loan costs of $1,200,000 related to the NEIC bank financing.

(j) Records the preliminary estimate of $19,600,000 of identifiable intangible assets acquired of NEIC and $300,000 of Teleclaims.

(k) Records the preliminary unallocated excess purchase price over net assets acquired of $27,653,000 for NEIC and $198,000 for Teleclaims.

(l) Records estimated deferred income taxes and additional goodwill of NEIC and Teleclaims of $18,542,000 and $380,000, respectively, related to temporary differences related to all assets acquired and liabilities assumed, excluding goodwill ($27,653,000 for NEIC).

(m) Records the one time write-off for the NEIC merger and the Teleclaims acquisition of acquired in-process technology of $30,000,000 and $700,000, respectively, and related deferred income taxes of $11,400,000 and $266,000, respectively, identified in the purchase price allocation. The amount allocated to technology in process and related deferred income taxes will be charged to expense in the first statement of operations for the combined companies inasmuch as these amounts relate to research and development that has not reached technological feasibility and for which there is no alternative future use.

                    Notes to Unaudited Pro Forma Condensed
                  Combined Financial Information (continued)


PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

(n) Records the amortization over a three-year life on the straight-line basis for the unallocated excess purchase price over the net assets acquired (goodwill) for the NEIC and Teleclaims acquisitions. In connection with the preliminary allocation of the purchase price, $30,000,000 for NEIC and $700,000 for Teleclaims represents a charge for in-process technology and $11,400,000 for NEIC and $266,000 for Teleclaims represents the related deferred income tax benefit to be recorded in the initial period subsequent to the consummation of the acquisitions. The $30,700,000 charge and related income tax benefit of $11,666,000 is excluded from the accompanying pro forma statement of operations as it is a nonrecurring item consistent with Rule 11-02 of Regulation S-X.

(o) Adjustment to reflect the issuance of 73,242 shares of ENVOY Common Stock at a value of $20.48 per common share or an aggregate value of $1,500,000.

(p) Records historical financial data of Synaptek prior to its acquisition by NEIC for the period January through July 1995.

(q) Records historical financial data of EMC for the one-month period January 1995.

(r) Records the amortization of acquired identifiable intangible assets related to the NEIC merger on a straight-line basis over periods of two to nine years.

(s) Records the amortization of acquired identifiable intangible assets related to the Teleclaims acquisition on a straight-line basis over a period of nine years.

(t)    Records the elimination of amortization of intangibles for Synaptek.

(u) Records amortization of estimated deferred loan costs incurred in connection with the acquisition over the life of the related debt.

(v) Records interest expense on long-term debt incurred in connection with the acquisition at an annual interest rate of 9%.

(w)    Records the elimination of income tax provision for NEIC.

(x) Adjustment to reflect the issuance of 333,333 shares of ENVOY Common Stock in connection with the NEIC merger at a value of $15.00 per common share or an aggregate value of $5,000,000.

                    Notes to Unaudited Pro Forma Condensed
                  Combined Financial Information (continued)




CERTAIN OTHER MATTERS

Anticipated Synergies: The accompanying pro forma condensed combined statements of operations do not reflect any "synergies" anticipated to result from the acquisitions. ENVOY's management believes that operating cost savings of approximately $10,000,000 annually will result once the companies have combined their corporate offices and operations.